DELAWARE(SM)
INVESTMENTS

Delaware U.S. Government Securities Fund

Current Income

2000 ANNUAL REPORT

{Current Income Artwork}

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                            1

Portfolio Management
Review                                                            4

Performance Summary                                               6

Financial Statements

  Statement of Net Assets                                         7

  Statement of Operations                                         8

  Statements of Changes in
  Net Assets                                                      9

  Financial Highlights                                           10

  Notes to Financial
  Statements                                                     14

  Report of Independent
  Auditors                                                       16

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
o  Our seasoned investment professionals average 11 years' experience.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
o  We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o  We clearly articulate our investment policies and follow them consistently.
o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

 Comprehensive

o  We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity         o High-yield bonds
   o Mid-cap equity           o Investment grade bonds
   o Small-cap equity         o Municipal bonds
   o International equity       (single-state and national funds)
   o Balanced                 o International fixed-income
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"...WITH THEIR RELATIVELY
LARGER STREAMS OF
INCOME, BONDS TEND TO
BE FAR LESS VOLATILE
THAN STOCKS..."

--------------------------------------------------------------------------------

December 4, 2000

Recap of Events -- The past year has witnessed high levels of anxiety and turbulence in the world's equity markets, but has proven to be relatively benign for fixed-income investors in general, and shareholders of the Delaware U.S. Government Securities Fund in particular. After posting a negative total return in 1999, for the fiscal year ended October 31, 2000, the Fund generated positive returns that exceeded those of several major stock indexes.

There was no better example of the fever pitch of emotions spent over the last year than the technology-heavy Nasdaq Composite Index. After roaring to a return of more than 85% in calendar year 1999, the Nasdaq Composite peaked in March 2000 and then fell into a genuine bear market. From mid-March to the end of October, the index gave up some 40% of its value before recovering about half of its losses.

Meanwhile, the two leading indexes of large-capitalization U.S. stocks -- the Dow Jones Industrial Average and the Standard & Poor's 500 Index -- moved in similar but less extreme patterns. The S&P 500 Index peaked at a record high in March, with the Dow doing the same in April. But from there, the one-year period ended October 31, 2000 was a bumpy road to eventually tepid returns of about positive 2% for the Dow and plus 6% for the S&P 500 Index. But year-to-date 2000, the view was more dismal -- the S&P 500 Index was down 2.7%, the Dow was at negative 4.7% and the Nasdaq Composite had lost 17.2% through October 31, 2000. These were sobering returns for investors who had enjoyed double-digit returns from stocks over the prior four to five years.


Total Return
For the Period Ended October 31, 2000                         One Year
-------------------------------------------------------------------------
Delaware U.S. Government Securities Fund Class A Shares        +6.88%
-------------------------------------------------------------------------
Lehman Brothers Government Bond Index                          +8.04%
U.S. Consumer Price Index                                      +3.36%
Lipper General U.S. Government Funds Average (365 funds)       +6.77%
-------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lehman Brothers Government Bond Index is an unmanaged composite of several types of U.S. government securities and assumes no fees or expenses. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. The Lipper category represents the average return of general U.S. government funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Although the Fund invests primarily in securities guaranteed or backed by the U.S. government, shares of the Fund are not guaranteed and will fluctuate in value.

"FORTUNATELY, AS OF THIS
WRITING, WE BELIEVE THAT
THE SIGNS POINT ONLY TO
A 'SOFT LANDING' FOR THE
ECONOMY -- SLOWER
GROWTH AND EVEN TAMER
INFLATION."

{Current Income Artwork}
--------------------------------------------------------------------------------

Among the causes of the equity markets' spasms were concerns that the U.S. economy, in the longest period of expansion in its history, was growing too fast and would re-ignite inflation. U.S. Gross Domestic Product was up a torrid 5.6% on an annualized basis at the end of the second quarter of 1999, and unemployment was running near 20-year lows at around 4%. Adding further fuel to the fire was this year's meteoric rise in the price of oil, up some 30% in October 2000 and, at its peak, the highest it's been in 10 years.

Focused on keeping inflation in check, the Federal Reserve Board began raising short-term interest rates in June 1999, a process it continued well into this year. All told, it hiked its discount rate -- the rate the Federal Reserve charges member banks for overnight loans -- six times over one year, from 4.75% to 6.50%, where it remains at its highest level since 1991. Fearful that the moves would stifle corporate profit growth, many investors worldwide began a massive shift away from stocks and into U.S. Treasury securities, particularly those with longer maturities and relatively higher yields. This pushed long-term bond prices upward and long-term yields lower.

This combination of Fed and investor actions last summer resulted in an infrequent phenomenon in the bond markets known as an "inverted yield curve." This is characterized by higher yields for shorter term maturities than yields on longer term maturities. As of the end of August, the yield on 90-day Treasury bills was 6.11%, while the 5-year note yield was 5.98%, the 10-year bond yield stood at 5.73% and the 30-year at 5.67%. Historically, this phenomenon often preceded a recession. Fortunately, as of this writing, we believe that the signs point only to a "soft landing" for the economy -- slower growth and even tamer inflation.

These developments serve as a useful reminder of why even equity investors should include bonds in their portfolios, to reduce the long-term wealth-robbing effect of wide fluctuations in portfolio value. As 1999 demonstrated, not even bonds are immune to negative total returns -- when interest rates rise, bond prices fall, and values of bond portfolios fall along with them. But with their relatively larger streams of income, bonds tend to be far less volatile than stocks, especially high-quality bonds from the intermediate to the long range of the maturity spectrum. This is precisely where your Fund manager held the Fund over the last 12 months.

"WE BELIEVE THE FED IS
FINISHED WITH ITS
TIGHTENING CYCLE AND
MAY EVEN REDUCE SHORT-
TERM INTEREST RATES
EARLY NEXT YEAR."
--------------------------------------------------------------------------------

Delaware U.S. Government Securities Fund performed well despite the severe volatility in the stock and bond markets, delivering a total return of +6.88% (Class A shares at net asset value with distributions reinvested) for the one-year period ended October 31, 2000.

Market Outlook -- We believe that after a series of six interest rate hikes since June 1999, Federal Reserve Chairman Greenspan has successfully navigated a soft landing for the economy. We believe the Fed is finished with its tightening cycle and may even reduce short-term interest rates early next year. This should bode well for fixed-income investors.

In the following section, Delaware U.S. Government Securities Fund's manager reviews his strategy for the Fund and offers his outlook for the year ahead. We hope you are as pleased as we are with the results achieved. We thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Randal W. Harrison
Senior Portfolio Manager

December 4, 2000

"THE FUND DELIVERED AN
ATTRACTIVE TOTAL RETURN
CONSISTING OF RELATIVELY
HIGH CURRENT INCOME
AND MODEST PRICE
APPRECIATION."

{Current Income Artwork}
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results

Despite high levels of volatility in the stock and bond markets, the Fund enjoyed success over the one-year period ended October 31, 2000. The Fund delivered an attractive total return consisting of relatively high current income and modest price appreciation. By the end of its fiscal year on October 31, 2000, the Fund's total return stood at +6.88% (Class A shares at net asset value with distributions reinvested).

The most significant contributor to these results was the Fund's emphasis on Government National Mortgage Association (GNMA) mortgage-backed securities. These securities represent ownership of a pool of mortgages, with investors receiving a proportionate share of net mortgage interest and principal payments. The Fund's holdings of this category of securities comprised 71% of its portfolio of marketable instruments at fiscal year-end, up from nearly 65% a year ago. Backed by the full faith and credit of the U.S. government, GNMA mortgage-backed securities provide nearly the same level of safety as U.S. Treasury bonds. But as investors flocked to the ultimate safety of Treasuries this past year, a significant yield advantage emerged for GNMA mortgage-backed securities and the Fund sought to capitalize to improve its income stream.

While shifting its focus further away from Treasuries, the Fund sought to minimize risk in two ways. The first was by avoiding bonds selling at prices well above their par value, or face value. Bonds or mortgage-backed securities tend to sell at high premiums when they offer attractive levels of income. Yet paying large premiums for that higher income means carrying increased risks, especially during a period of changing interest rates. By not purchasing high-premium securities, we attempted to minimize such risk.

Secondly, the Fund focused on mortgage-backed securities instead of direct debt issued by government-owned agencies, such as GNMA, or government-sponsored agencies such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Association (FHLMC). Both of the latter came under more intense Congressional scrutiny this past year, with the threat that Congress would vote to remove their government sponsorships and guarantees. As a result, prices for these securities fell, and while the resulting yields were even more attractive than those on mortgage-backed bonds, Fund management believed the outcome of the review process was too uncertain to risk the Fund's capital in this area.

Delaware U.S. Government
Securities Fund
Portfolio Characteristics
October 31, 2000

Current 30-Day SEC Yield*                                           +5.55%
--------------------------------------------------------------------------
Average Duration**                                              5.19 years
--------------------------------------------------------------------------
Average Effective
  Maturity***                                                  23.05 years
--------------------------------------------------------------------------
Average Credit Quality                                                 AAA
--------------------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of October 31, 2000 for Class B shares was 5.07%. For Class C shares, the 30-day SEC yield was 5.10%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------

Throughout the year, as the Fund's GNMA holdings increased, its investment in U.
S. Treasury securities declined, from nearly 34% of the portfolio a year ago to under 27% on October 31, 2000, reflecting the opportunity for better yields on GNMAs. Meanwhile, the Fund's investment in STRIP securities (Separate Trading to Registered Interest or Principal of Securities) rose slightly, from 1.6% to 2.2%. Rather than being an indication of additional investment, the increase reflected gains in the prices of these highly interest-rate-sensitive instruments.

Outlook
As for the year ahead, we believe that the emerging economic environment could result in a decline in short-term interest rates of between 0.25% and 0.75%, and the return to a "normal" yield curve over the next six months. Reports near the close of the Fund's fiscal year gave evidence that the economy may be slowing down. Signs of this can be seen in the decline in consumer prices in August, lower import prices in October, and in the lower-than-expected increase in third-quarter Gross Domestic Product of just 2.7%, announced at the beginning of November. At the same time, productivity gains appear strong enough to more than offset the inflationary pressures of high employment and growing payrolls.

As interest rates decline, we expect mortgage refinancings to be on the upswing, but we don't expect them to return to the levels of one to two years ago. Thus, we believe the Fund's income stream from mortgage-backed securities will be relatively stable. In the meantime, we plan to continue to favor government agency-related bonds over U.S. Treasuries. With the threat of Congressional action against FNMA and FHLMC apparently subsided, we will also look for opportunities to invest in bonds issued by government agencies.

With expectations of a cooling but nevertheless vibrant economy, lower inflation and a return to a "normal" yield curve, we look forward to another rewarding year for investors in Delaware U.S. Government Securities Fund.

FUND BASICS
-----------

Fund Objectives
The Fund seeks to provide a high level of current income consistent with prudent investment risk by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Total Fund Assets
As of October 31, 2000
$39.79 million

Number of Holdings
34

Fund Start Date
November 2, 1987

Your Fund Manager
Randal W. Harrison holds a B.A. from Miami University (Ohio) and an MBA from the University of Iowa. Prior to joining Voyageur Asset Management, LLC in 1993, Mr. Harrison was a securities analyst and trader for AEGON USA Insurance Group. He is a CFA charterholder and has been in the investment industry since 1990.

Nasdaq Symbols
Class A  VUSGX
Class B  DVGBX
Class C  DVUCX

{Current Income Artwork}
--------------------------------------------------------------------------------

DELAWARE U.S. GOVERNMENT SECURITIES
-----------------------------------
FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
October 31, 1990 through October 31, 2000

                        Lehman Brothers         Delaware U.S. Government
                           Government               Securities Fund
                           Bond Index               Class A Shares
                        --------------          ------------------------
Oct-90                      $10,000                   $ 9,523
Oct-91                      $11,460                   $11,113
Oct-92                      $12,644                   $12,299
Oct-93                      $14,305                   $13,995
Oct-94                      $13,665                   $12,964
Oct-95                      $15,767                   $15,218
Oct-96                      $16,574                   $15,945
Oct-97                      $18,009                   $17,279
Oct-98                      $20,041                   $18,801
Oct-99                      $19,799                   $18,510
Oct-00                      $21,390                   $19,781

Chart assumes $10,000 invested on October 31, 1990 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through October 31, 2000          Lifetime    10 Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A Shares (Est. 11/2/87)
   Excluding Sales Charge           +7.92%      +7.61%       +5.38%      +6.88%
   Including Sales Charge           +7.51%      +7.09%       +4.37%      +1.79%
--------------------------------------------------------------------------------
Class B Shares (Est. 6/7/94)
   Excluding Sales Charge           +5.66%                   +4.63%      +6.06%
   Including Sales Charge           +5.66%                   +4.30%      +2.06%
--------------------------------------------------------------------------------
Class C Shares (Est. 1/10/95)
   Excluding Sales Charge           +6.70%                   +4.62%      +6.08%
   Including Sales Charge           +6.70%                   +4.62%      +5.08%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, five-year and one-year periods ended October 31, 2000 for Delaware U.S. Government Securities Fund's Institutional Class shares were +6.43%, +5.43% and +7.00%, respectively. The Institutional Class was originally made available without sales charges or asset-based distribution charges only to certain eligible institutional accounts on June 7, 1994.

An expense limitation was in effect for all classes of Delaware U.S. Government Securities Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: VUSIX

Statement of Net Assets

DELAWARE U.S. GOVERNMENT SECURITIES FUND
----------------------------------------

                                                         Principal      Market
October 31, 2000                                           Amount       Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 70.71%
Government National Mortgage Association
  6.50% 7/15/14 to 4/15/29 ........................... $7,044,167  $ 6,838,724
  7.50% 3/15/27 to 9/20/30 ...........................  9,274,911    9,312,473
  8.00% 1/15/17 to 5/15/30 ...........................  3,390,010    3,449,369
  10.00% 3/15/16 .....................................     26,129       27,950
Government National Mortgage Association II
  6.00% 11/20/28 .....................................  1,834,900    1,724,233
  6.50% 5/20/28 to 2/20/30 ...........................  5,490,384    5,268,280
  8.00% 6/20/30 ......................................  1,486,724    1,504,379
  10.00% 12/20/02 ....................................      9,362        9,748
                                                                   -----------
Total Agency Mortgage-Backed Securities
  (cost $28,363,467) .................................              28,135,156
                                                                   -----------
U.S. Treasury Obligations - 28.65%
U.S. Treasury Bill 6.09% 11/24/00 ....................    471,000      469,202
U.S. Treasury Bonds
  6.125% 8/15/29 .....................................  1,600,000    1,657,501
  7.875% 2/15/21 .....................................    120,000      146,044
  8.00% 11/15/21 .....................................    820,000    1,013,726
  8.125% 8/15/21 .....................................  1,000,000    1,249,552
  8.50% 2/15/20 ......................................    500,000      640,809
U.S. Treasury Notes
  4.25% 11/15/03 .....................................    303,000      289,386
  4.50% 1/31/01 ......................................    500,000      497,556
  4.75% 11/15/08 .....................................  2,000,000    1,861,694
  4.875% 3/31/01 .....................................    145,000      144,094
  5.625% 12/31/02 ....................................  1,000,000      993,644
  6.25% 6/30/02 ......................................    150,000      150,522
  6.50% 8/31/01 ......................................    500,000      500,597
  6.625% 4/30/02 .....................................    340,000      342,634
  7.00% 7/15/06 ......................................    545,000      574,690
*U.S.Treasury Strip-Principal 6.54% 11/15/04 .........  1,100,000      869,461
                                                                   -----------
Total U.S. Treasury Obligations
  (cost $11,315,879) .................................              11,401,112
                                                                   -----------
Total Market Value of Securities - 99.36%
  (cost $39,679,346) .................................              39,536,268
Receivables and Other Assets
  Net of Liabilities - 0.64% .........................                 254,570
                                                                   -----------
Net Assets Applicable to 3,856,698
  Shares Outstanding - 100.00% .......................             $39,790,838
                                                                   ===========

Net Asset Value - Delaware U.S. Government
  Securities Fund A Class
  ($30,142,220 / 2,922,434 Shares) ...................                  $10.31
                                                                        ------
Net Asset Value - Delaware U.S. Government
  Securities Fund B Class
  ($6,188,460 / 598,904 Shares) ......................                  $10.33
                                                                        ------
Net Asset Value - Delaware U.S. Government
  Securities Fund C Class
  ($1,637,061 / 158,737 Shares) ......................                  $10.31
                                                                        ------
Net Asset Value - Delaware U.S. Government
  Securities Fund Institutional Class
  ($1,823,097 / 176,623 Shares) ......................                  $10.32
                                                                        ------
Components of Net Assets at October 31, 2000:
Shares of beneficial interest
  (unlimited authorization - no par) .................             $44,791,929
Accumulated net realized loss on investments .........              (4,858,013)
Net unrealized depreciation of investments ...........                (143,078)
                                                                   -----------
Total net assets .....................................             $39,790,838
                                                                   ===========
-----------------------
* Zero coupon security. The interest rate disclosed is the effective yield at the time of purchase.

Net Asset Value and Offering Price per
  Share - Delaware U.S. Government
  Securities Fund
Net asset value A class (A) ..........................                  $10.31
Sales charge (4.75% of offering price or 4.95%
of the amount invested per share) (B) ................                    0.51
                                                                        ------
Offering price .......................................                  $10.82
                                                                        ======
-----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations

Year Ended October 31, 2000                          Delaware U.S. Government Securities Fund
---------------------------------------------------------------------------------------------
Investment Income:
Interest ..................................................                     $2,789,184
                                                                                ----------
Expenses:
Management fees ...........................................   $230,488
Distribution expense ......................................    160,320
Dividend disbursing and transfer agent fees and expenses ..    120,539
Reports and statements to shareholders ....................     77,233
Registration fees .........................................     67,064
Professional fees .........................................     55,200
Accounting and administration .............................     18,350
Taxes (other than taxes on income) ........................     10,701
Custodian fees ............................................      9,100
Trustees' fees ............................................      6,650
Other .....................................................      9,439             765,084
                                                              --------
Less expenses waived or absorbed ..........................                       (253,075)
Less expenses paid indirectly .............................                           (964)
                                                                                ----------
Total operating expenses ..................................                        511,045
Interest expense ..........................................                          3,496
                                                                                ----------
Total expenses ............................................                        514,541
                                                                                ----------
Net Investment Income .....................................                      2,274,643
                                                                                ----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ..........................                     (1,708,354)
Net change in unrealized appreciation/depreciation
 of investments ...........................................                      2,013,553
                                                                                ----------
Net Realized and Unrealized Gain on Investments ...........                        305,199
                                                                                ----------
Net Increase in Net Assets Resulting From Operations ......                     $2,579,842
                                                                                ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                                         Delaware U.S. Government Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended
                                                                 10/31/00           10/31/99

Increase (Decrease) in Net Assets From Operations:
Net investment income .....................................    $ 2,274,643         $ 4,122,259
Net realized loss on investments ..........................     (1,708,354)         (3,031,615)
Net change in unrealized appreciation/depreciation
 of investments ...........................................      2,013,553          (2,802,444)
                                                               -------------------------------
Net increase (decrease) in net assets resulting
 from operations ..........................................      2,579,842          (1,711,800)
                                                               -------------------------------

Distributions to Shareholders from:
Net investment income:
  A Class .................................................     (1,779,950)         (1,997,496)
  B Class .................................................       (286,412)           (235,557)
  C Class .................................................        (70,241)            (38,943)
  Institutional Class .....................................       (151,494)         (1,836,809)
Net realized gain on investments:
  A Class .................................................             --            (242,646)
  B Class .................................................             --             (26,084)
  C Class .................................................             --              (2,085)
  Institutional Class .....................................             --            (201,369)
                                                               -------------------------------
                                                                (2,288,097)         (4,580,989)
                                                               -------------------------------

Capital Share Transactions:
Proceeds from shares sold:
  A Class .................................................      5,353,955           8,038,131
  B Class .................................................      1,863,407           4,291,874
  C Class .................................................        865,171           1,597,648
  Institutional Class .....................................        106,182          10,762,439

Net asset value of shares issued upon reinvestment
 of distributions:
  A Class .................................................      1,205,204           1,533,537
  B Class .................................................        224,459             209,476
  C Class .................................................         59,080              33,177
  Institutional Class .....................................        106,376           1,845,529
                                                               -------------------------------
                                                                 9,783,834          28,311,811
                                                               -------------------------------

Cost of shares repurchased:
  A Class .................................................    (15,203,141)        (13,003,403)
  B Class .................................................     (2,492,801)         (2,143,849)
  C Class .................................................       (691,313)           (560,273)
  Institutional Class .....................................     (2,643,340)        (42,448,667)
                                                               -------------------------------
                                                               (21,030,595)        (58,156,192)
                                                               -------------------------------
Decrease in net assets derived from capital
  share transactions ......................................    (11,246,761)        (29,844,381)
                                                               -------------------------------

Net Decrease in Net Assets ................................    (10,955,016)        (36,137,170)

Net Assets:
  Beginning of period .....................................     50,745,854          86,883,024
                                                               -------------------------------
  End of period ...........................................    $39,790,838         $50,745,854
                                                               ===============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware U.S. Government Securities Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Four
                                                                                                                Months      Year
                                                                               Year Ended                       Ended       Ended
                                                              10/31/00   10/31/99    10/31/98    10/31/97(1)  10/31/96(2)   6/30/96

Net asset value, beginning of period ......................   $10.200     $10.940      $10.600     $10.370      $10.160     $10.370

Income (loss) from investment operations:
  Net investment income ...................................     0.562       0.516        0.555       0.590        0.210       0.630
  Net realized and unrealized gain (loss)
   on investments .........................................     0.115      (0.681)       0.351       0.240        0.210      (0.230)
                                                              ----------------------------------------------------------------------
  Total from investment operations ........................     0.677      (0.165)       0.906       0.830        0.420       0.400
                                                              ----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.567)     (0.515)      (0.566)     (0.600)      (0.210)     (0.610)
  Distributions from net realized gain
   on investments .........................................        --      (0.060)          --          --            --         --
                                                              ----------------------------------------------------------------------
  Total dividends and distributions .......................    (0.567)     (0.575)      (0.566)     (0.600)      (0.210)     (0.610)
                                                              ----------------------------------------------------------------------

Net asset value, end of period ............................   $10.310     $10.200      $10.940     $10.600      $10.370     $10.160
                                                              ======================================================================

Total return(3) ...........................................     6.88%      (1.53%)       8.79%       8.37%        4.18%       3.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $30,142     $38,520      $44,819     $52,213      $65,516     $68,442
  Ratio of expenses to average net assets .................     1.10%       1.03%        1.00%       0.93%        0.98%       0.97%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ........     1.70%       1.05%        1.06%       1.01%        0.98%       0.97%
  Ratio of net investment income to average
   net assets .............................................     5.55%       4.91%        5.21%       5.76%        6.03%       6.07%
  Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly ...............................     4.95%       4.89%        5.15%       5.68%        6.03%       6.07%
  Portfolio turnover ......................................       73%        182%         280%        202%          66%        145%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware U.S. Government Securities Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Four
                                                                                                                Months      Year
                                                                               Year Ended                       Ended       Ended
                                                             10/31/00    10/31/99     10/31/98   10/31/97(1)  10/31/96(2)   6/30/96
Net asset value, beginning of period .....................    $10.220     $10.950      $10.610     $10.380      $10.170     $10.380

Income (loss) from investment operations:
  Net investment income ..................................      0.486       0.438        0.477       0.520        0.180       0.570
  Net realized and unrealized gain (loss)
   on investments ........................................      0.113      (0.673)       0.348       0.240        0.210      (0.230)
                                                             -----------------------------------------------------------------------
  Total from investment operations .......................      0.599      (0.235)       0.825       0.760        0.390       0.340
                                                             -----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................     (0.489)     (0.435)      (0.485)     (0.530)      (0.180)     (0.550)
  Distributions from net realized gain
   on investments ........................................         --      (0.060)          --          --           --          --
                                                             -----------------------------------------------------------------------
  Total dividends and distributions ......................     (0.489)     (0.495)      (0.485)     (0.530)      (0.180)     (0.550)
                                                             -----------------------------------------------------------------------

Net asset value, end of period ...........................    $10.330     $10.220      $10.950     $10.610      $10.380     $10.170
                                                             =======================================================================


Total return(3) ..........................................      6.06%      (2.18%)       7.97%       7.59%        3.91%       3.32%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $6,188      $6,550       $4,582      $2,257       $2,139      $1,780
  Ratio of expenses to average net assets ................      1.85%       1.78%        1.75%       1.67%        1.73%       1.46%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly .......      2.45%       1.80%        1.81%       1.75%        1.73%       1.63%
  Ratio of net investment income to average
   net assets ............................................      4.80%       4.16%        4.46%       5.02%        5.24%       5.55%
  Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly ..............................      4.20%       4.14%        4.40%       4.94%        5.24%       5.38%
  Portfolio turnover .....................................        73%        182%         280%        202%          66%        145%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware U.S. Government Securities Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Four
                                                                                                                Months      Year
                                                                              Year Ended                        Ended       Ended
                                                              10/31/00   10/31/99     10/31/98  10/31/97(1)   10/31/96(2)   6/30/96
Net asset value, beginning of period ......................   $10.200     $10.930      $10.590     $10.360      $10.150     $10.360

Income (loss) from investment operations:
  Net investment income ...................................     0.487       0.438        0.477       0.520        0.180       0.550
  Net realized and unrealized gain (loss)
   on investments .........................................     0.113      (0.676)       0.348       0.240        0.210      (0.230)
                                                              ----------------------------------------------------------------------
  Total from investment operations ........................     0.600      (0.238)       0.825       0.760        0.390       0.320
                                                              ----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.490)     (0.432)      (0.485)     (0.530)      (0.180)     (0.530)
  Distributions from net realized gain
   on investments .........................................        --      (0.060)          --          --           --          --
                                                              ----------------------------------------------------------------------
  Total dividends and distributions .......................    (0.490)     (0.492)      (0.485)     (0.530)      (0.180)     (0.530)
                                                              ----------------------------------------------------------------------
Net asset value, end of period ............................   $10.310     $10.200      $10.930     $10.590      $10.360     $10.150
                                                              ======================================================================

Total return(3) ...........................................     6.08%      (2.19%)       7.98%       7.60%        3.92%       3.11%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $1,637      $1,392         $385        $138         $234        $224
  Ratio of expenses to average net assets .................     1.85%       1.78%        1.75%       1.68%        1.73%       1.70%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ........     2.45%       1.80%        1.81%       1.76%        1.73%       1.70%
  Ratio of net investment income to average
   net assets .............................................     4.80%       4.16%        4.46%       5.02%        5.26%       5.33%
  Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly ...............................     4.20%       4.14%        4.40%       4.94%        5.26%       5.33%
  Portfolio turnover ......................................       73%        182%         280%        202%          66%        145%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware U.S. Government Securities Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Four
                                                                                                                 Months      Year
                                                                             Year Ended                          Ended       Ended
                                                              10/31/00   10/31/99     10/31/98     10/31/971   10/31/962     6/30/96

Net asset value, beginning of period                          $10.210     $10.940      $10.600     $10.370      $10.160     $10.370

Income (loss) from investment operations:
  Net investment income                                         0.572       0.521        0.555       0.600        0.210       0.630
  Net realized and unrealized gain (loss)
   on investments                                               0.117      (0.672)       0.351       0.240        0.210      (0.230)
                                                              ----------------------------------------------------------------------
  Total from investment operations                              0.689      (0.151)       0.906       0.840        0.420       0.400
                                                              ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income                         (0.579)     (0.519)      (0.566)     (0.610)      (0.210)     (0.610)
  Distributions from net realized gain
   on investments                                                  --      (0.060)          --          --           --          --
                                                              ----------------------------------------------------------------------
  Total dividends and distributions                            (0.579)     (0.579)      (0.566)     (0.610)      (0.210)     (0.610)

Net asset value, end of period                                $10.320     $10.210      $10.940     $10.600      $10.370     $10.160
                                                              ======================================================================

Total return(3)                                                 7.00%      (1.40%)       8.79%       8.39%        4.17%       3.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                      $1,823      $4,285      $37,097     $45,589      $50,066     $41,688
  Ratio of expenses to average net assets                       1.01%       0.99%        1.00%       0.93%        0.99%       0.97%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly              1.70%       1.01%        1.06%       1.01%        0.99%       0.97%
  Ratio of net investment income to average
   net assets                                                   5.64%       4.95%        5.21%       5.76%        6.00%       6.07%
  Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     4.95%       4.93%        5.15%       5.68%        6.00%       6.07%
  Portfolio turnover                                              73%        182%         280%        202%          66%        145%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. See accompanying notes

Notes to Financial Statements

October 31, 2000
--------------------------------------------------------------------------------
Voyageur Funds, Inc. - (the "Trust") is registered as an investment company under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware Business Trust. Delaware U.S. Government Securities Fund (the "Fund"), a series of Voyageur Funds, Inc., is a diversified investment company. The Fund currently offers four classes of shares. The A Class carries a maximum front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge, the C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Fund's objective is to seek a high level of current income consistent with prudent investment risk from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

1.Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investment transactions, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $964 for the year ended October 31, 2000. The expenses paid under the above agreement are included in their respective expense captions on the Statement of Operations with a corresponding expense offset shown as "Expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on the net assets over $2.5 billion. DMC has agreed to limit its management fee to 0.50% of daily net assets through April 30, 2001.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management, LLC with respect to the management of the Fund. The sub-advisor receives a sub-advisory fee from DMC for its services equal to one half of the actual fee paid to DMC under the terms of the Investment Management Agreement. The Fund does not pay any fees directly to the sub-advisor. Effective December 8, 2000, Voyageur Asset Management was sold to Dain Rauscher. The sub-advisory agreement was terminated.

2. Investment Management and Other Transactions with Affiliates
   (continued)

DMC has elected to waive its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses exceed 0.85% of average daily net assets through October 31, 2000.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $11,400.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to A Class and Institutional Class shares and 1.00% of the average daily net assets attributable to B Class and C Class shares. The Distributor has agreed to waive these fees for the Institutional Class shares acquired by shareholders on or after March 1, 1998. On October 31, 2000, the Fund had a payable to DDLP of $40,917.

For the year ended October 31, 2000, DDLP earned $5,043 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended October 31, 2000, the Fund had purchases of $29,600,352 and sales of $41,826,134 of long-term U.S. government securities.

As of October 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $336,379 of which $212,720 related to unrealized appreciation of securities and $549,099 related to unrealized depreciation of securities. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $39,872,654.

For federal income tax purposes, the Fund had accumulated capital losses of $3,514,534, that will expire in 2008, which may be carried forward and applied against future capital gains.

4. Capital Shares
Transactions in capital shares were as follows:
                                                              Year Ended
                                                          10/31/00   10/31/99
Shares sold:
  A Class                                                 530,564     768,054
  B Class                                                 182,948     407,097
  C Class                                                  84,940     152,135
  Institutional Class                                      10,570   1,016,118

Shares issued upon reinvestment of distributions:
  A Class                                                 118,987     145,433
  B Class                                                  22,127      19,894
  C Class                                                   5,832       3,187
  Institutional Class                                      10,512     174,713
                                                       ----------  ----------
                                                          966,480   2,686,631
                                                       ----------  ----------

Shares repurchased:
  A Class                                              (1,503,423) (1,235,065)
  B Class                                                (247,208)   (204,181)
  C Class                                                 (68,515)    (54,037)
  Institutional Class                                    (264,318) (4,160,715)
                                                       ----------  ----------
                                                       (2,083,464  (5,653,998)
                                                       ----------  ----------
Net decrease                                           (1,116,984) (2,967,367)
                                                       ==========  ==========


5. Market and Credit Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

Report of Independent Auditors

To the Shareholders and Board of Trustees
Voyageur Mutual Funds - Delaware U.S. Government Securities Fund

We have audited the accompanying statement of net assets of Delaware U.S. Government Securities Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1996 were audited by other auditors whose report dated December 6, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware U.S. Government Securities Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 8, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


                               {Graphic Omitted}

o Growth of Capital
  o Technology and Innovation
    Fund
  o Select Growth Fund
  o Trend Fund
  o Growth Opportunities Fund*
  o Small Cap Value Fund
  o U.S. Growth Fund
  o Tax-Efficient Equity Fund
  o Social Awareness Fund

o Total Return
  o Blue Chip Fund
  o Devon Fund
  o Growth and Income Fund
  o Decatur Equity Income Fund
  o REIT Fund
  o Balanced Fund

o International and Global
  o Emerging Markets Fund
  o New Pacific Fund
  o Overseas Equity Fund
  o International Equity Fund
  o Global Equity Fund
  o Global Bond Fund

o Current Income
  o Delchester Fund
  o High-Yield
    Opportunities Fund
  o Strategic Income Fund
  o Corporate Bond Fund
  o Extended Duration
    Bond Fund
  o American Government
    Bond Fund
  o U.S. Government
    Securities Fund
  o Limited-Term
    Government Fund

o Tax-Exempt Income
  o National High-Yield
    Municipal Bond Fund
  o Tax-Free USA Fund
  o Tax-Free Insured Fund
  o Tax-Free USA
    Intermediate Fund
  o State Tax-Free Funds**

o Stability of Principal
  o Cash Reserve
  o Tax-Free Money Fund
    Asset Allocation
  o Foundation Funds
    Growth Portfolio
    Balanced Portfolio
    Income Portfolio

 *Formerly known as DelCap Fund.
**Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware U.S. Government Securities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Government Securities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

Subadviser
Voyageur Asset Management, LLC
Minneapolis, MN

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

2005 Market Street
Philadelphia, PA 19103-3682

(4066)                                        Printed in the USA
AR-404 [10/00] PPL 12/00                                   (J6590)